        Exhibit 99.1

For Immediate Release

PRUDENTIAL FINANCIAL AND LPL FINANCIAL SIGN
STRATEGIC RELATIONSHIP AGREEMENT TO EXPAND RETAIL WEALTH MANAGEMENT CAPABILITIES AND DRIVE GROWTH

Newark, NJ and Charlotte, NC – August 24, 2023 – Prudential Financial, Inc. (NYSE: PRU) (“Prudential”) and LPL Financial Holdings Inc. (Nasdaq: LPLA) (“LPL”) today announced a strategic relationship agreement designed to enhance the customer and financial professional experience for Prudential's retail wealth management business, Prudential Advisors, and accelerate growth for both firms.

Under the agreement, Prudential will move retail brokerage and investment advisory assets from Prudential Advisors’ current third-party custodian to LPL Financial, and leverage LPL’s broker-dealer and registered investment advisory services. The transition is expected to be completed in the latter part of 2024, subject to receipt of regulatory approval and other conditions.

LPL will expand its technology platform and servicing model to provide a tailored experience for the more than 2,600 Prudential Advisors financial professionals. Following the transition, Prudential Advisors will continue to work with clients in all 50 states to offer financial planning, investment, insurance and retirement solutions, enhanced by the improved capabilities of the LPL platform and utilizing LPL for clients' brokerage and investment advisory needs.

“LPL’s best-in-class platform will significantly improve capabilities to help our advisors serve clients and grow their practice even faster,” said Brad Hearn, president of Retail Advice and Solutions at Prudential. “With this agreement, we are further investing in our Prudential Advisors business, while streamlining and reducing back-office resource demands.”

Hearn added that the strategic relationship also “reinforces our commitment to improving the customer and advisor experience, while preserving the value proposition that differentiates Prudential, including strong local advisor support, a robust leads program, trusted brand equity, and the flexibility for advisors to use the business model that works best for them.”

Ken Hullings, LPL’s executive vice president, Enterprise Business Development, said the relationship will allow both companies to leverage their strengths and core capabilities for the benefit of financial advisors, their clients and their businesses.

“The partnership-oriented spirit of this agreement between LPL and Prudential is a significant milestone in our mission to offer sophisticated wealth management capabilities to more enterprise firms and their advisors,” he explained. “Prudential has a revered reputation of being a pillar of the financial services industry. They have also been a valued partner of LPL’s since 1989 in the life and annuity space. We look forward to our expanded relationship and welcoming Prudential Advisors to our platform.”

Forward-Looking Statements

Certain of the statements included in this release, such as those regarding the completion of the strategic relationship agreement and the expected transition of assets associated therewith; the benefits anticipated therefrom; the planned changes to LPL’s existing platform and servicing model; and the potential expansion of LPL’s enterprise business, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on current expectations and beliefs concerning future developments and their potential effects upon Prudential, LPL or both. In particular, no assurance can be provided that the assets reported as serviced by financial advisors affiliated with Prudential will translate into assets serviced by LPL, that advisors affiliated with Prudential will transition registration to LPL or that the benefits that are expected to accrue to Prudential, LPL and advisors as a result of the strategic relationship agreement will materialize. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, and there are certain important factors that could cause actual results or the timing of events to differ, possibly materially, from expectations or estimates expressed or implied in such forward-looking statements. Important factors that could cause or contribute to such differences include: the failure of the parties to satisfy the closing conditions applicable to the strategic relationship agreement, including receiving regulatory approval, in a timely manner or at all; difficulties or delays of LPL in transitioning advisors affiliated with Prudential Advisors, onboarding clients and businesses or transitioning their assets from Prudential Advisors’ current third-party custodian to LPL; the inability of LPL to sustain revenue and earnings growth or to fully realize revenue or expense synergies or the other expected benefits of the transaction, which depend in part on LPL’s success in onboarding assets currently served by advisors with Prudential; disruptions to Prudential’s or LPL’s businesses due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with financial advisors and clients, employees, other business partners or governmental entities; the inability of LPL or Prudential to implement onboarding plans; the choice by clients of Prudential affiliated advisors not to open brokerage and/or advisory accounts at LPL; changes in general economic and financial market conditions, including retail investor sentiment; fluctuations in the value of assets under custody; and the effects of competition in the financial services industry, including competitors’ success in recruiting Prudential affiliated advisors. Certain additional important factors that could cause actual results or the timing of events to differ, possibly materially, from expectations or estimates expressed or implied in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” (in the case of Prudential) or the “Risk Factors” and “Special Note Regarding Forward-Looking Statements” (in the case of LPL) sections included in each of Prudential’s and LPL’s most recent Annual Report on Form 10-K. Except as required by law, Prudential and LPL do not undertake to update any particular forward-looking statement included in this document as a result of developments occurring after the date of this press release.

About Prudential

Prudential Financial, Inc. (NYSE: PRU), a global financial services leader and premier active global investment manager with more than $1.4 trillion in assets under management as of June 30, 2023, has operations in the United States, Asia, Europe, and Latin America. Prudential’s diverse and talented employees help make lives better and create financial opportunity for more people by expanding access to investing, insurance, and retirement security. Prudential’s iconic Rock symbol has stood for strength, stability, expertise and innovation for nearly 150 years. For more information, please visit news.prudential.com.

Prudential Advisors supports the growth and success of the businesses of more than 2,600 financial professionals, fee-based financial planners, financial advisors, and field managers across the country. This enables financial professionals to deliver holistic financial advice by aligning industry-leading resources, tools and expertise with an open architecture approach to investment solutions. For more information, please visit prudentialadvisors.com.

© 2023 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

About LPL Financial

LPL Financial Holdings Inc. (Nasdaq: LPLA) was founded on the principle that LPL should work for advisors and enterprises, and not the other way around. Today, LPL is a leader in the markets we serve, serving nearly 22,000 financial advisors, including advisors at approximately 1,100 enterprises and at approximately 550 registered investment advisor firms nationwide. We are steadfast in our commitment to the advisor-mediated model and the belief that Americans deserve access to personalized guidance from a financial professional. At LPL, independence means that advisors and enterprise leaders have the freedom they deserve to choose the business model, services and technology resources that allow them to run a thriving business. They have the flexibility to do business their way. And they have the freedom to manage their client relationships, because they know their clients best. Simply put, we take care of our advisors and enterprises, so they can take care of their clients.

Securities and Advisory services offered through LPL Financial LLC (“LPL Financial”), a registered investment advisor. Member FINRA/SIPC. LPL Financial and its affiliated companies provide financial services only from the United States. Prudential and LPL Financial are separate entities.

Throughout this communication, the terms “financial advisors” and “advisors” are used to refer to registered representatives and/or investment advisor representatives affiliated with LPL Financial.

We routinely disclose information that may be important to shareholders in the “Investor Relations” or “Press Releases” section of our website.

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Contacts
Prudential Media Relations Marisa Amador marisa.amador@prudential.com
LPL Media Relations media.relations@lplfinancial.com (706) 254-4100
LPL Investor Relations investor.relations@lplfinancial.com
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